                                                                   Exhibit 10.17

                     PETsMART 2001 VENDOR PURCHASING TERMS

                                       Effective From 1-29-2001 To: 2-03-2002
                                                      ---------     ---------



Vendor Number: 10455
Vendor Name: Virtu/Our Pet's Company
(Product clarification)____________________________

                                                                                    2000                     2001
1. PAYMENT TERMS (Payment terms based upon receipt date)                     ------------------------------------------
     (Canadian vendors - currency - U.S.  X   Canadian   )                      2% 10/Net 30             2% 10/Net 30
                                         ---          ---                    ------------------------------------------

                                                                             ------------------------------------------
2. OFF-INVOICE ALLOWANCE:                                                      Discount as %            Discount as %
       A. Off-invoice allowance %                                               of purchases            of purchases
                                                                             ------------------------------------------
       B. Vendor to Attach List: Detailed by Item                                 *%                        *%
                                                                             ------------------------------------------
                                                                             ------------------------------------------
                                                                                 Allowance               Allowance
3. OTHER ALLOWANCES                                                            % of purchases          % of purchases
                                                                             ------------------------------------------
       A.            Damage allowance %                                           *%                       *%
                                                                             ------------------------------------------
       B.            Freight allowance                                            *%                       *%
                                                                             ------------------------------------------
                                                                             ------------------------------------------

4. CATALINA COUPONS PRINTING FEE                                                  $5000                    $5000
     (Not including redemption)                                              ------------------------------------------


                                                                             ------------------------------------------
                                                                                Days                     Days
                                                                             ------------------------------------------

5. LEAD TIME                                                                      7
   (Day of order to day of delivery)                                         ------------------------------------------
                                                                             Available for Pick Up In 3 Days.
                                                                             Delivery Based on Cardinal Routing
6. OTHER TERMS AND CONDITIONS                                                and Dock Appointments.
   This agreement is subject to and governed by the following forms:
        1. Hold Harmless Agreement
        2. Certificate of Insurance
        3. Vendor Partner Manual

VENDOR SIGNATURE: /s/  Glenn R. Godley
                 ----------------------------------------------------

TITLE: Executive VP, Sales & Mkrtg             DATE: 1/8/01
       ---------------------------                   ----------------

PETsMART MERCHANDISING MGR.

SIGNATURE:  /s/  Nancy Schmid
          -------------------------------------------------
DATE:                  1/26/2001
     ------------------------------------------------------

PETsMART MVP

SIGNATURE:   /s/  Rich Estabrook
          ------------------------------------------------
DATE:                  2-1-01
     -----------------------------------------------------

           PETsMART reserves the right to open contract negotiations throughout the year.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

[PETsMART(R) LOGO]
 Where pets are family(TM)
--------------------------------------------------------------------------------
 19601 North 27th Avenue . Phoenix, Arizona 85027 . 602.580.6100



Re:     FIFRA/Hold Harmless Indemnification Letter Agreement

Dear Vendor:

PETsMART purchases from your company various products which may be subject to various state and federal laws, including, but not limited to the Federal Hazardous Substances Act, the Federal Food, Drug, and Cosmetic Act, the Federal Consumer Products Safety Act, the Federal Fair Packaging and Labeling Act, the Federal Toxic Substances Control Act, the United States Department of Transportation regulations, the Federal Insecticide, Fungicide and Rodenticide Act ("FIFRA"), 7 U.S.C. (S)(S) 136-136y, and the California Safe Drinking Water and Toxic Enforcement Act of 1986 (commonly referred to as Proposition 65).

In turn, PETsMART sells these products to our customers. PETsMART does not repackage or otherwise disturb or open the product's containers or packaging. Neither does PETsMART change the labeling on these products once they have been received from your company.

[For products from your company labeled with PETsMART's corporate brand, PETsMART relies upon your company's expertise in directing the label's contents and approving PETsMART's artwork for the label.]

PETsMART, therefore, requests your company's guaranty that these products comply with all applicable federal and state statutory and regulatory requirements, including, without limitation: (1) that, with respect to any such product subject to FIFRA, the product was lawfully registered at the time of its sale and delivery to PETsMART and that any claims your company has made concerning any such product do not substantially differ from any claims made for it as a part of the FIFRA registration statement, that the composition of the product does not differ from that described in the FIFRA registration statement, and that the product has not been colored, discolored, adulterated or misbranded;
(2) that any such product which is subject to the Federal Hazardous Substances Act is hereby guaranteed not to be a misbranded hazardous substance or a banned hazardous substances, within the meaning of those terms in that Act; and (3) that any such product either does not contain materials which would require warnings under Proposition 65 or is properly labeled in compliance with Proposition 65.

We also request confirmation that your company's guaranty is continuing, that is, that any products we purchase from you in the future will comply with all applicable requirements, including lawful registration.

Additionally, PETsMART requests your company's agreement to indemnify, defend and hold harmless PETsMART from all third party claims (i) for personal injury (including death) and property damage allegedly caused by your company's products, (ii) related alleged packaging or alleged mislabeling violations of your company's products, or alleged negligence in any instructions, or warnings, including claims arising out of negligence of the manufacturer or alleged negligence or alleged breach of warranty on the part of the manufacturer, and
(iii) related to alleged false claims or representations of your company's products, and all damages, liabilities, losses, expenses and costs, including attorneys' and professional fees, incurred by PETsMART in connection with any such claims, provided that the undersigned is notified as promptly as practical by PETsMART of all such claims. This agreement shall remain in effect for so long as PETsMART carries any items for resale and shall apply to all products purchased from your company during the term of this agreement.

Please sign the enclosed copy of this letter where indicated and return it to us in the enclosed envelope.

Sincerely.


/s/ Philip L. Francis
--------------------------
Philip L. Francis
President

OurPet's / Virtu     hereby guarantees, represents and agrees with the terms of
------------------   this letter.
(Your company name)

/s/ Glenn R. Godley
--------------------------
Signature


Glenn R. Godley
--------------------------
Printed Name


Exec. VP, Sales & Mktg.
--------------------------
Title


 1/8/01
--------------------------
Date

------------------------------------------------------------------------------------------------------------------------------------
ACORD(TM) CERTIFICATE OF LIABILITY INSURANCE                                                               Date(MM/DD/YY)
-----                                                                                                          02/20/01
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                               THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
Althans Insurance Agency, Inc.                         ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS
543 East Washington St.                                CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED
P.O. Box 570                                           BY THE POLICIES BELOW.
Chagrin Falls, OH 44022                                -----------------------------------------------------------------------------
                                                                           INSURERS AFFORDING COVERAGE
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                INSURER A: Westfield Insurance Co.
                                                       -----------------------------------------------------------------------------
OurPets Company                                        INSURER B:
1300 East Street                                       -----------------------------------------------------------------------------
Fairport Harbor, OH 44077                              INSURER C:
                                                       -----------------------------------------------------------------------------
                                                       INSURER D:
                                                       -----------------------------------------------------------------------------
                                                       INSURER E:
------------------------------------------------------------------------------------------------------------------------------------
 COVERAGES
------------------------------------------------------------------------------------------------------------------------------------
  THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED.
  NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
  CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
  TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------
INSR                                                POLICY EFFECTIVE   POLICY EXPIRATION
LTR     TYPE OF INSURANCE            POLICY NUMBER    DATE(MM/DD/YY)      DATE(MM/DD/YY)                      LIMITS
------------------------------------------------------------------------------------------------------------------------------------
A  GENERAL LIABILITY                   CWP3959842           02/20/01           02/20/02    EACH OCCURRENCE             $1,000,000
                                                                                           -----------------------------------------
   [X] COMMERCIAL GENERAL LIABILITY                                                        FIRE DAMAGE (Any one fire)  $  100,000
                                                                                           -----------------------------------------
   [_][_] CLAIMS MADE [X] DOCLR                                                            MED EXP (Any one person)    $    5,000
                                                                                           -----------------------------------------
   [_]_________________________                                                            PERSONAL & ADV INJURY       $1,000,000
                                                                                           -----------------------------------------
   [_]_________________________                                                            GENERAL AGGREGATE           $2,000,000
                                                                                           -----------------------------------------
   GEN'L AGGREGATE LIMIT APPLIES PER:                                                      PRODUCTS -COMP/OP AGG       $2,000,000
                                                                                           -----------------------------------------
   [_] POLICY  [_] PROJECT [_] LOC
------------------------------------------------------------------------------------------------------------------------------------
A  AUTOMOBILE LIABILITY                 CWP3959842           02/20/01           02/20/02   COMBINED SINGLE LIMIT       $1,000,000
   [X] ANY AUTO                                                                            (Ea accident)
                                                                                           -----------------------------------------
   [_] ALL OWNED AUTOS                                                                     BODILY INJURY               $
                                                                                           (Per Person)
                                                                                           -----------------------------------------
   [_] SCHEDULED AUTOS                                                                     BODILY INJURY               $
                                                                                           (Per accident)
                                                                                           -----------------------------------------
   [X] HIRED AUTOS
   [X] NON-OWNED AUTOS                                                                     PROPERTY DAMAGE             $
   [_]______________________                                                               (Per accident)
   [_]______________________
------------------------------------------------------------------------------------------------------------------------------------
   GARAGE LIABILITY                                                                        AUTO ONLY - EA ACCIDENT     $
                                                                                           -----------------------------------------
   [_] ANY AUTO                                                                                             EA ACC     $
                                                                                                            ------------------------
   [_]                                                                                     OTHER THAN
                                                                                           AUTO ONLY:          AGG     $
------------------------------------------------------------------------------------------------------------------------------------
A  EXCESS LIABILITY                    CWP3959842           02/20/01           02/20/02    EACH OCCURRENCE             $4,000,000
                                                                                           -----------------------------------------
   [X] OCCUR  [_] CLAIMS MADE                                                              AGGREGATE                   $4,000,000
                                                                                           -----------------------------------------
                                                                                                                       $
                                                                                           -----------------------------------------
   [_] DEDUCTIBLE                                                                                                      $
                                                                                           -----------------------------------------
   [X] RETENTION  $0                                                                                                   $
------------------------------------------------------------------------------------------------------------------------------------
   WORKERS COMPENSATION AND                                                                    WC STATE     OTHER
   EMPLOYERS' LIABILITY                                                                       TOFY LIMITS
                                                                                           -----------------------------------------
                                                                                           E.L. EACH ACCIDENT          $
                                                                                           -----------------------------------------
                                                                                           E.L. DISEASE-EA EMPLOYEE    $
                                                                                           -----------------------------------------
                                                                                           E.L. DISEASE-POLICY LIMIT   $
------------------------------------------------------------------------------------------------------------------------------------
   OTHER


------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENTS/SPECIAL PROVISIONS
Certificate holder, PETsMART, Inc. and its subsidiaries, is hereby named Additional Insured as respects any and all jobs performed by the named insured for the certificate holder.

------------------------------------------------------------------------------------------------------------------------------------
 CERTIFICATE HOLDER             ADDITIONAL INSURED:INSURER LETTER:           CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------
                                                                             SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED
PETsMART, Inc. c/o Acordia of                                                BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER
Arizona Attn: CMS Dept.                                                      WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE
3020 E. Camelback Rd., Ste 200                                               CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO
Phoenix, AZ 85016                                                            SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND
                                                                             UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.
                                                                             -------------------------------------------------------
                                                                             AUTHORIZED REPRESENTATIVE
                                                                                /s/ MIKE ALTHANS
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S(7/97) 1 Of 2    #S71964/M71947                                                            DAM (TM) ACORD CORPORATION 1988

                                   IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).


                                  DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

[LOGO] PETsMART                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------


CUSTOMERS                                                        MERCHANDISING


                                   [PICTURE]



                                   [PICTURE]



VENDORS                                                          LOGISTICS
--------------------------------------------------------------------------------


                                [LOGO] PETsMART

                             VENDOR PARTNER MANUAL

                            EFFECTIVE JULY 19, 1999


                              Revised May 2, 2000
                      Domestic U.S. and Canadian Version

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

________________________________________________________________________________
                             VENDOR PARTNER MANUAL
                            EFFECTIVE JULY 19, 1999



TABLE OF CONTENTS

SECTION
-------
1.0  OVERVIEW
          1.1  Summary
          1.2  QCS (Qualified Collaboration Solutions)
          1.3  General Instructions
          1.4  Deviations/Violations
          1.5  Vendor Information Maintenance Guidelines

2.0  ORDER RECEIPT
          2.1  Due Date
          2.2  EDI Capability (Electronic Data Interchange)
          2.3  Data / Purchase Order Accuracy
          2.4  Article Substitution
          2.5  New Store Order Standards
          2.6  Backorders

3.0  SHIPMENT PREPARATION
          3.1  UPC Coding / Bar Code Accuracy
          3.2  Merchandise Packaging
          3.3  Carton Sealing
          3.4  Distribution Center Carton Markings
          3.5  Pallet Exchange
          3.6  Pallet Configurations
          3.7  Hazardous Material
          3.8  Protective Services
          3.9  Pickup / Shipping Location
          3.10 Packing list
          3.11 Bill of Lading
          3.12 Seal Program
          3.13 Pre-built Pallets
          3.14 Container Shipments
          3.15 Canadian Documentation

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

________________________________________________________________________________

4.0  ROUTING and SHIPPING
          4.1  Prepaid Vendors
          4.2  Collect Vendors

5.0  RECEIVING and CLAIMS
          5.1  Over Short and Damaged
          5.2  Dated Product
          5.3  Infestation
          5.4  Consumer Claims

6.0  LEGAL REQUIREMENTS
          6.1  Child Labor Laws

7.0  APPENDIX
          7.1  Shipping Forms
          7.2  Pallet Configuration Examples
          7.3  PETsMART Logistics Directory
          7.4  PETsMART LTL Transit Matrix
          7.5  Glossary of Terms
          7.6  Chargeback Schedule
          7.7  Acknowledgement Form

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

                                Y2K Compliance
--------------------------------------------------------------------------------
All vendor software programs that affect or interface with PETsMART in any way must be Year 2000 compliant. If you are in doubt of your systems ability to process information dated past 12/31/99 please contact Ellen Apsche, PETsMART IS Department, SSG ext. 2564, by 8/1/99. If your system fails to perform to Y2K
                                      --------------------------------------
functions you will jeopardize your listing with PETsMART.
--------------------------------------------------------
--------------------------------------------------------------------------------

1.0   Overview

1.1   Summary
It is PETsMART's desire to maintain a partnership with our vendors in order to create an efficient logistics network. The policies in this manual apply to both supply vendors and merchandise vendors and are applicable to all PETsMART facilities (Distribution Centers, Mixing Centers and Stores) unless otherwise noted. The contents of this manual must be shared with the appropriate personnel
       -------------------------------------------------------------------------
at all your facilities that service PETsMART immediately upon receipt. The
---------------------------------------------------------------------
procedures and penalties in this manual are effective July 19, 1999 unless otherwise noted. PETsMART reserves the right to update and make periodic changes to these policies and will provide advance notice to vendors.

The PETsMART Vendor Partner Manual will replace all previous communications concerning vendor compliance routing guides and shipping procedures for domestic U.S. and Canadian vendors. Following the procedures in this manual will place your company's product into the hands of our customers in the shortest possible time. To that end, we solicit your cooperation and look forward to a profitable relationship.

1.2   QCS
PETsMART uses the QCS Extranet system to facilitate efficient and effective electronic communication with trading partners and vendors. If you are not set up as a member on the QCS.net service, the PETsMART Vendor Compliance Department will provide you with a contact or you may go to their web page www.QCS.net (go
                                                                -----------
to the Getting Started Section) or send an e-mail inquiry to:
QCSmarketing@QCS.net.

1.3   General Instructions
This manual contains requirements that all vendors must adhere to in order for product to flow though the supply chain in an effective manner allowing for optimum efficiency. All instructions shown herein are terms and conditions of our purchase order for both EDI and non EDI vendors and must be carefully followed before forwarding any shipment to a PETsMART facility. Separate instructions will be sent to import vendors and vendors that handle "live goods". These instructions apply to shipments to all PETsMART facilities unless otherwise noted in this document.

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
1.4   Deviations/Violations
Deviations or violations of procedure from this manual could result in various chargebacks to cover PETsMART's incremental additional costs. All chargebacks are by P.O and location unless otherwise noted. These chargebacks will be assessed on your next payment from PETsMART. Your payment detail will reference a "VC" (vendor compliance) or "OT" (on-time delivery) deduction that you will receive with the following detail advising you that there was a vendor compliance deduction taken:

PETsMART                                PETsMART
Invoice Date            Store           Invoice Number       Invoice Amount
------------            -----           --------------       --------------
07/05/1999              912             OT123456789          $150.00 CR
Date of chargeback      Facility #      Type violation       Chargeback amount
                                        And reference #

In the future, PETsMART will advise you via QCS, of all violation detail and chargebacks. When this is in place, PETsMART will notify you via QCS.

You have 60 days from the PETsMART Invoice Date to dispute any charges, in
                                                                        --
writing. All correspondence must reference the payment detail shown above.
-------
Address these to:

PETsMART 19601 N. 27/th/ Ave.
Phoenix, AZ. 85027
ATTN. Vendor Compliance Department

Detailed reports of your violations are available from the PETsMART Vendor Compliance Manager. Chargeback amounts associated with each violation are noted in the appendix section of this manual. All charges are in US dollars. Product that is refused by a PETsMART facility due to violation of these policies will not be receipted, noted as short on the Bill of Lading and Packing List, and returned to the vendor at their cost. Vendors that consistently fail to meet PETsMART vendor standards will jeopardize their business relationship with PETsMART.

1.5   Vendor Information Maintenance Guidelines
The following are documents you are required to have on file with PETsMART. It is the vendor's responsibility to insure that PETsMART has the most current version of these documents on file at all times. Most of these forms are available via QCS or through your PETsMART Buyer Merchandiser.

1.  Vendor Master Form
2.  Article (SKU) Master Form
3.  Vendor Terms Agreement

--------------------------------------------------------------------------------
Effective 7/19/99

5.  Certificate of Insurance
6.  Vendor Certification Standards (Import suppliers only)

The PETsMART Buyer Merchandiser must be advised on any product information changes prior to the acceptance of a PO by the vendor. The purchase order cannot be processed through the PETsMART supply chain without the correct product information. Examples of information changes include, but are not limited to:

Package quantity change            Carton quantity change            UPC change
Package size change                Vendor stock number               Weight
change
Ingredient change                  Formula change                    Cube change
Shipping point / minimum change    Freight cost                      Cost change
Dimension changes                  Pallet / layer quantity change

All requested information must be completed and returned to the Appropriate PETsMART Buyer Merchandiser prior to PETsMART tendering a purchase order.

2.0   Order Receipt

2.1   Due Date
All POs must be shipped to arrive at the PETsMART facility shown on the PO, on the due date (Mixing Center shipments must arrive at the center 10 days prior to the store due date). Shipments will not be scheduled into the stores or DCs more than 3 business days before or after the stated due date without prior approval from the respective PETsMART Inventory Manager. The vendor must immediately notify the PETsMART Inventory Manager on any condition (carrier late, production problems) that would cause the shipment to be late (prepaid and collect).

2.2   EDI Capability
All vendors must develop EDI capability. PETsMART will be converting to version 4010 EDI by October 1, 1999. The initial functions that will be available are 810 and 850. Vendors currently conducting EDI transactions with PETsMART will be required to be using version 4010 or will be required to pass a "00" Y2K test. Examples of EDI functions are, but not limited to:

  210 Motor Carrier Freight Invoice    214 Carrier Ship Status
  856 Advance Ship Notice              820 Electronic Fund Transfer
  810 Invoicing                        860 PO Change Request
  850 Purchase Orders

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
If your company needs assistance in becoming EDI capable, contact the PETsMART EDI Coordinator at extension 2164. PETsMART will direct you to resources that will help you develop EDI programs. All vendors must be EDI capable in the above functions by 12/31/99. Vendors that do not develop EDI programs will jeopardize their business relationship with PETsMART.

2.3   Data / Purchase Order Accuracy
PETsMART expectations are 100% accuracy on all Purchase Orders.

      2.3.1  Advance Notice Expectations for Vendor Changes
 .  Cost Change notification must be received by the PETsMART Buyer Merchandiser
   -----------
   a minimum of 60 days prior to the effective date.
 .  Cost Change effective dates will be based on purchase order creation date and
   -----------
   not on the ship / invoice date.
 .  Article Record Change notification must be received by the PETsMART Buyer
   ---------------------
   Merchandiser via QCS a minimum of 60 days prior to the effective date
 .  Article Record Change effective dates will be based on purchase order
   ---------------------
   creation date and not on the ship / invoice date
 .  PO Fill Rate expectation is 100% based on facility actual receipt versus the
   -------------
   total number of pieces on the PO. The vendor must notify the PETsMART Inventory Manager of any shortages before the product is shipped.
 .  Verbal POs are not allowed with PETsMART.
   ----------

Consistent fill rate below 95% will jeopardize your business relationship with PETsMART.

      2.3.2  Purchase Order Discrepancies
It is the vendor's responsibility to notify PETsMART of all purchase order discrepancies including cost discrepancies and pricing conditions noted on the PO within 24 hours of receiving the purchase order.

2.4   Article Substitution
No Article substitutions are permitted.

2.5   New Store Order Standards
It is PETsMART's intention to open every new store with a 100% in stock position. To accomplish this, all PO line items for new stores delivered store direct must be filled 100%. If product is not available for new stores, the vendor must provide a 48-hour store delivery turnaround for reorder on a new PO of short-shipped product at their cost and contact the appropriate PETsMART Inventory Manager for routing instructions.

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
2.6 Back Orders
PETsMART does not accept back orders.

3.0 Shipment Preparation
The following instructions must be followed when preparing a shipment to a PETsMART facility.

3.1 UPC Coding / Bar Code Accuracy
Due to the critical nature of UPC data integrity and the potential of PETsMART being exposed to municipal fines, the correct and scannable UPC and Bar Code must be on each selling unit.

3.2 Merchandise Packaging
All product must be packed in cartons designed to fit the items' (or multiple of that item) dimensions. No loose product may be shipped. All product must be palletized or boxed. Any exceptions must be approved by the PETsMART Buyer Merchandiser. The master cartons are to be of sufficient strength to not cause damage to the product during shipping or storage. Inner packing (newspaper, foam peanuts) is not allowed except for bubble wrap or "bottle divider" type structures. "Tray Cut" cartons must have "zip" type tabs or "cut here" markings. Consumable bagged product must be packaged in PETsMART approved containers.

The PETsMART DC environment is a mixture of automated (conveyor) and manual product handling functions. Smaller items will generally be located in the Pick Modules and larger bulk items will be located in the Bulk area. In order to efficiently flow your product through our system, all master cartons must meet the following size range requirements:

-------------------------------------------------------------------------------
Specification      Length (in)     Width (in)     Height (in)     Weight (lbs.)
-------------------------------------------------------------------------------
Minimum            6"              6"             4"              2#
-------------------------------------------------------------------------------
Maximum            24"             20"            24"             51#
-------------------------------------------------------------------------------

Exceptions would be individual selling units that are larger than the maximum requirements. Notify the PETsMART Vendor Compliance Manager in writing prior to your product's shipment if you cannot meet this requirement.

Standard case packs as specified in the PETsMART Purchase Order and agreed to by the PETsMART Buyer Merchandiser must be adhered to. All like Articles must be packed in the same master/inner pack quantities as agreed to by the PETsMART Buyer Merchandiser. Only one Article per carton is allowed unless that product is an authorized shipper.

--------------------------------------------------------------------------------
Effective 7/19/99

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------
     3.2.1 Domestic Cartons Guidelines

All master cartons must be constructed of corrugated carton material with a minimum of 200 lb. test. All cartons must have a "Box Certificate" on each carton.
Water-resistant: All cartons must be constructed to withstand a reasonable amount of moisture.

     3.2.2  Import Cartons Guidelines
All import product must be shipped in water resistant cartons with minimum requirements as follows:

Structure: Each panel or side is to be formed by three flat facings and two intermediate corrugated members.

Bursting Test: (Mullen Test) 275 lbs. per square inch.

Water-resistant: All cartons must be constructed to withstand a reasonable amount of moisture.

3.3  Carton Sealing
All cartons must be properly sealed. Glue is the preferred method to seal cartons. Sealing tape that is a minimum of 2" wide may be used on all open sides to properly seal carton. Tape must be blank (free of printing) with the exception of markings on security tape. Plastic bonding and nylon strapping are acceptable to use in conjunction with tape or glue. This strapping should not cover any carton markings. No cartons are to be sealed using staples or metal straps as of 1/31/2000.

3.4  Distribution Center Carton Markings
Product being shipped to PETsMART Distribution Centers must conform to the following marking standards. A scannable UPC Bar Code must be clearly marked on the outside of all master cartons (Exception are items that can be customarily sold by the case i.e. dog cans, cat cans). This UPC number should represent the following:

     Full Case
     ---------
     The individual selling unit inside the carton
     Single Unit
     -----------
     The individual selling unit
     Shipper
     -------
     The unique UPC# that represents the shipper itself

Labeling for all master cartons and bagged goods must include the following:

     Master Carton Markings: Cardboard Boxes / Plastic Bales Domestic Vendors
     ------------------------------------------------------------------------

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     .   Vendor name, shipping address and vendor number
     .   Consignee name and address (including PETsMART facility number)
     .   PETsMART Purchase Order number
     . Quantity contained in master carton and inner pack (example: 144 pcs master / 24 X 6 inner pack)
     .   Scannable UPC Bar Code for the individual selling unit

     Master Carton Markings: Cardboard Boxes / Plastic Bales Import Suppliers
     ------------------------------------------------------------------------
     .   PETsMART Purchase Order number
     . Quantity contained in master carton and inner pack (example: 144 PCs master / 24 X 6 inner pack)
     .   Scannable UPC Bar Code for the individual selling unit

     Bagged Goods / Large Items
     --------------------------
     Palletized bagged goods or large items that are not in a carton or bale must use an 8 1/2 X 11" placard (see appendix for example) that contains all the above information (exception of quantity).

This will be a requirements as of 8/15/99.

Product that is received in cartons marked "This Side Up" will be refused if the cartons are loaded upsidedown.

In the future PETsMART will require UCC128 readable labels on all flow thru cartons and/or pallets. PETsMART will advise you when this becomes a requirement.

3.5  Pallet Exchange
PETsMART does not participate in a pallet exchange program.

3.6  Pallet Configurations
All product shipped to a PETsMART location must be palletized (does not apply to RPS / UPS type shipments). Wood GMA standard pallets, (48" length X 40" width, 4-way entry), #1 or #2 grade must be used for all PETsMART shipments, unless the actual size of the individual item is larger than the pallet. Import container shipments are exempt and may be floor loaded.

Pallet requirements vary as to the type of location you are shipping to. The PETsMART location to ship to will be noted on the PETsMART PO and/or other communication you receive from the PETsMART Inventory Manager. Shipments to all PETsMART facilities must meet the following requirements:

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                     PETsMART General Pallet Requirements
                     ------------------------------------
 .   Vendors are responsible to insure that product is stacked on the pallet to insure damage or shifting will not occur during shipping, storage or receiving.
 .   The use of dunnage material and load bars is strongly recommended. For assistance in determining safe loading practices, contact the PETsMART Transportation Department.
 .   No overhang is allowed on any product unless the size of the individual item is larger than the pallet
 .   Bagged product must be protected by a slip sheet placed between the pallet and the product
 .   Shrink wrap or 1/2" tape must be used to secure the load to the pallet with care taken not to damage the packaging
 .   Pallets should be built of single Article product when possible
 .   Pallets built with mixed Articles must have all like Articles layered together on the same pallet
 .   Product must be stacked flat on the pallet to insure safe unloading
 .   The packing list must be visible on the last pallet for each facility facing the tail of the trailer.
 .   Master Trailer List, Packing List, Bill of Lading and physical receipt must all match.
 .   Only one PO per pallet with PO number clearly marked on pallet or carton

The following are additional requirements you must meet for shipments into specific types of facilities:

        3.6.1 Third Tier Distribution Center Additional Pallet Requirements (Phoenix and Gahanna DC)
 .   Pallets may be built up to 100" high (measured from the floor), the goal being to maximize the cube of the trailer

        3.6.2 Forward Distribution Center Additional Pallet Requirements (Future facilities)
 .   Pallets may be built up to 72" high (measured from the floor)
 .   Slip sheets are an option with PETsMART Vendor Compliance Manager approval
 .   CHEP pallets are an option with PETsMART Vendor Compliance Manager approval

        3.6.3   Mixing Center Additional Pallet Requirements
 .   Pallets may be built up to 100" high (measured from the floor), the goal being to maximize the cube of the trailer
 .   All trailers will include a Master Trailer List detailing:
        Total pallets by store
        Total pallets on the load
        PETsMART PO number by store

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        Weight by store
        Total weight
 .    All pallets will be labeled on 2 sides (one on a 40" side and one on a 48"
     side) with an 8 1/2" X 11" PETsMART placard or facsimile (see appendix for example) containing the following information written in one inch tall BOLD (magic marker style) font. One of the placards on each pallet must be facing the tail of the trailer:

        Vendor name
        Store number
        PETsMART PO number
        Number of pallets per store (1 of 3, etc.)
 .    A store specific packing list must be attached to the number 1 pallet for each store
 .    A pallet can only contain product for 1 store

        3.6.4  Store Direct Shipment Additional Pallet Requirements
 .    Maximum height 60" (measured from the floor) on single stack pallets, 50
     "on double stack pallets unless the individual item height is taller than
     60"
 .    One store per pallet
 .    All multi-stop trailers will include a Master Trailer List or schematic detailing:
        Total pallets by store
        Total pallets on the load
        PETsMART PO number
 .    A store specific packing list must be attached to the number 1 pallet for each store facing the tail of the trailer.
 .    All pallets will be labeled on 1 side with an 8 1/2" X 11" PETsMART placard or facsimile (see appendix) noting the store number PETsMART PO number and "_ of _ pallets" written in one inch tall BOLD (magic marker style) font. The placard must be facing the tail of the trailer.

PETsMART may refuse the shipment if it does not meet the above pallet requirements for each type facility. Examples of best pallet configuration practices are in the appendix. If damages are incurred from violation of the above procedures, PETsMART may ship the product back to the vendor. The vendor will be responsible for all return and re-shipping costs.

3.7   Hazardous Material

Special care must be given to any product that falls into the category of Hazardous material. It is the vendor's responsibility to insure all DOT and OSHA regulations are followed. Refer to the OSHA web site at WWW.osha-slc.gov for
                                                        ----------------
specific requirements.

      3.7.1   Hazardous Material Placard
It is the responsibility of the vendor to supply the carrier with a hazardous material placard to display on the truck when applicable.


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     3.7.2   Notification

The PETsMART Transportation Department must be notified on all shipments of a product that is classified as hazardous material. The Hazardous Material ID # (IE. UN1090) must appear on the Bill of Lading. The 3-E Company must be contacted by the vendor (1-800-451-8346), prior to shipment of any newly listed hazardous material.

3.8  Protective Services

PETsMART Facilities are located in various geographical areas that are subject to temperature extremes. Product susceptible to temperature damage must be so noted on the carton packaging, Packing List and Bill of Lading. The PETsMART Buyer Merchandiser must be advised of all product that is temperature sensitive. The packaging must read: "Protect from Freezing" / "Protect from Heat".

3.9  Pickup / Shipping Location

The vendor must ship from the locations agreed to by the PETsMART Buyer Merchandiser (Prepaid) or Transportation Department (Collect)

     3.9.1   Shipment Overflow

An individual purchase order for a single PETsMART facility cannot exceed one trailer. If this occurs you must contact the appropriate PETsMART Inventory Manager prior to shipment and obtain an additional purchase order number for the overflow product before the shipment leaves your dock.

3.10 Packing List

One packing list per purchase order, per facility must accompany each shipment. Shipments to Mixing Centers must have one packing list per each store purchase order. The packing list must be visible on the last pallet for each facility facing the tail of the trailer. The packing list must be an accurate representation of what is contained in the shipment. PETsMART will use this to determine the accuracy of the order.

3.11 Bill of Lading

A Bill of Lading must be prepared and tendered for each trailer for each facility with each PO# listed and number of pallets and cartons associated with that load to eliminate mis-shipments and potential claims.

     3.11.1  Preparation

Each Bill of Lading for domestic vendors must contain the following items:

1. Carrier name
2. Vendor name, address and PETsMART vendor number
3. PETsMART name, facility number, facility address
4. PETsMART purchase order number(s)
5. Accurate product description or SPI code

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6.   Gross weight
7. The statement: "Total number of pallets said to contain number of cartons" (if palletized)/"Total number of cartons" (if not palletized). The number of pallets is determined by the actual number of pallets, not the footprints, slip sheets or Articles
8. Cardinal load control number (collect shipments only) assigned by PETsMART Logistics
9.   Seal number that was affixed by vendor if applicable
10. The statement: "Carriers must call and schedule delivery appointments a minimum of 48 hours before arrival at a PETsMART facility".
11.  The statement: "Driver cannot break seal" on sealed loads
12.  The appointment number given by the PETsMART facility
13.  The statement: "Note Carrier: Do Not Break Down Pallets"
14. A Master Bill of Lading or Master trailer List must be filled out for multi-stop stores in the correct order.
15.  For collect shipments the statement: "Bill to":
          Cardinal Logistics Freight Payment
          C/O PETsMART Logistics
          P0 Box 1789
          Concord, NC. 28205

3.12      Seal Program
All collect truck load shipments must be sealed using a numbered seal provided by the vendor. The vendor is liable for all OS&D on sealed loads based on the receipt results from the PETsMART facility. The driver is NEVER allowed to
                                                          -----
handle the seals.


 .    The seal number must be recorded on the Bill of Lading.
 .    For collect direct store deliveries with multiple stops, the vendor must provide seals for stores to place on the trailer between stops.
 .    These seals will be attached to and recorded on each store's Bill of
     Lading.

3.13      Pre-Built Pallets
Pre-built pallets fall into three categories:

Single Article: Pallets that are ready to display on the sales floor. These
--------------
pallets contain a single Article and are received by PETsMART using that Article's UPC number.

Multiple Article: Pallets that are ready to display on the sales floor. These
----------------
pallets contain multiple Articles and are received by PETsMART as a unique UPC
                                                                    ----------
number.
------

Shipper: A shipment of product that contains multiple Articles that are received
-------
by PETsMART as a unique UPC number.
                 -----------------

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All pre-built pallets must adhere to the following guidelines:

1. "Shipper" placards must be placed on all 4 sides (see appendix for example).
2. A scannable UPC label must be placed on the outside of all pre-built pallets or cartons that is the unique UPC number for the pallet, not the individual pallet items.
3. Placards must contain the unique UPC number for the pallet, purchase order number and store special receiving instructions.
4. All pre-built pallets must be shrink wrapped or otherwise secured to the pallet.
5. All pre-built pallets must be self-contained. Any POP material must be approved by the PETsMART Buyer Merchandiser and shipped as part of the pre-built pallet.

3.14      Container Shipments
Container shipments from overseas do not require pallets. Contact the PETsMART Director of International Operations, SSG ext. 2212.

3.15      Canadian Documentation
All vendors are required to provide customs documentation for direct store shipments going to Canadian stores. All shipments going through the Mixing Center to a Canadian store must have the following documentation arrive at the Mixing Center before the shipment:

          1.  Customs Invoice
          2.  Country of Origin Certificate (if applicable)
          3.  PCP numbers (Pest Control Product if applicable)
          4.  Import Declaration (if applicable)
          5.  HTS code (Harmonized Tariff System)

If you have any questions concerning Canadian import documentation, please contact the PETsMART Transportation Department.

4.0       Routing and Shipping
In order for PETsMART to obtain the best possible cost on product, all routing instructions must be followed. PETsMART will arrange to pickup all collect shipments through PETsMART Logistics. Collect routing is PETsMART's preferred method for shipping. Contact the PETsMART Buyer Merchandiser to discuss this option.

PETsMART does not accept Freight Collect COD Deliveries.

4.1       Prepaid Vendors
Prepaid vendors are responsible for all aspects of on time and accurate deliveries to PETsMART facilities as well as all loss and damage during loading and transit. PETsMART will take ownership of your product when it is signed for on the

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PETsMART dock. PETsMART is not responsible for any accessorial, detention, sort and segregate charges. All such charges will be directed to the vendor. All freight must arrive ready to unload at the facilities. Prepaid vendors are responsible for providing clear and legible proof of delivery with a PETsMART signature when requested.

The vendor must inspect all trailers for damage, cleanliness, and infestation prior to loading.

It is recommended for prepaid vendors to review the collect routing instructions in section 4.2.1 to advise their carriers on PETsMART standards.

     4.1.1 Routing Guide
PETsMART has a relationship with carriers who are familiar with our shipping requirements. You are strongly encouraged to use these carriers whenever possible. PETsMART can arrange for collect pick-up on all your shipments.

Cardinal (LTL/TL)        Yellow Freight (LTL/TL)      MRS (TL)
1-704-789-2079           1-800-610-6500               1-602-944-9355

WestEx (LTL)             May (TL)
1-800-288-0578           1-800-547-9169

Refer to the PETsMART LTL Routing Guide in the appendix section 7.4 for transit times to PETsMART facilities.

     4.1.2   Appointments
All deliveries to any PETsMART facility must have an appointment. Standing appointments can be established at most facilities, providing the delivery will be of consistent size and same day and time each week. PETsMART holds it's carriers to the same standards for collect loads. The requirements for deliveries to all PETsMART facilities are:

     .   An appointment must be made at least 48 hours before delivery, and the
                        ----
         facility's appointment number noted on your delivery documents
     .   Changes to appointments must be called in to the PETsMART facility at
                                 ----
         least 24 hours before the original appointment time
     .   Store Direct deliveries must be made within 60 minutes of the scheduled
                                 ----
         delivery appointment
     .   Distribution Center/Mixing Center deliveries must be made within 30
                                                      ----
         minutes of the scheduled delivery appointment

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PETsMART realizes there may be extraordinary circumstances that could prohibit you from making your delivery on-time. The following circumstances will be considered as exceptions, still tracked as a late delivery, but not considered a "chargeable" occurrence:

          .   PETsMART caused late delivery (previous store held up truck)
          .   Weather or natural disaster that prohibits all traffic flow

The vendor must insure the carrier provides the following information when calling to set up an appointment:

          .   Vendor name
          .   Carrier name / contact / phone number
          .   Number of cartons and pallets
          .   PETsMART PO# (the appointment will not be made without a valid
              PETsMART PO#)

          4.1.3   Delivery Standards
The following standards must be adhered to when delivering product to a PETsMART facility:

 .    The load must be secured to avoid shifting and damage (use of load bars and/or dunnage is strongly recommended)
 .    The truck is not allowed on the PETsMART lot without an appointment
 .    The driver must log in upon arrival at the DC
 .    Wheel chocks must be in place at all times
 .    The driver must wait in the drivers lounge at the DC until escorted to the dock to view unloading and OS&D procedures
 .    No outside "Lumpers" are allowed
 .    Drivers are not allowed to use PETsMART power equipment to unload trucks
 .    All driver equipment must leave when the driver does
 .    The driver will not be allowed to pull trailer away from the dock until released by facility personnel

4.2       Collect Vendors
Collect shipments are initiated when PETsMART is arranging and paying for the transportation charges. PETsMART is responsible for transporting the product from the vendor's dock to the PETsMART facility. PETsMART drivers will sign and verify your load for pallet count or carton count only, they will not verify piece count. At this point, PETsMART takes ownership of the pallet or carton quantity that was signed for. Cardinal Logistics, Inc. (PETsMART Logistics) is PETsMART's third party logistics provider and is responsible for coordinating and monitoring the pick up and delivery of PETsMART

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freight. PETsMART Logistics carriers will not pick up loads that are not properly documented or unsafe.


The vendor must inspect all trailers for damage, cleanliness, infestation prior to loading.

          4.2.1   PETsMART Logistics Responsibilities

 .    PETsMART Logistics will send a Vendor Profile to suppliers in order to collect pertinent operational information
 .    PETsMART Logistics will send a Routing Letter to collect vendors (see appendix), which will describe your routing instructions
 .    PETsMART Logistics will send a map that identifies PETsMART Regional
     Logistics Supply Chain Coordinator (SCC) responsible for each vendor region
 .    PETsMART Logistics will contact the PETsMART facility at least 48 working hours in advance for a delivery appointment
 .    PETsMART Logistics will Fax or call a Shipment Notification (see appendix)
     to the vendor 48 hours prior to the ship date. The communication will inform the vendor of the ship date, ship time, carrier, and POs that are being picked up. This will serve as documentation of a scheduled pickup. The vendor is expected to have the product ready for pick up on the specified day and time
 .    PETsMART Logistics will call the vendor and make them aware of any changes in the carrier, ship date, or ship time.
 .    All PETsMART carriers must provide loadlocks or straps for all trailers.
     Failure to provide a loadlock will put the carrier at risk for any product damages.

          4.2.2   Vendor Responsibilities
Collect vendors must insure the following instructions are complete prior to pickup by PETsMART Logistics:

 .    Upon receipt of shipment notification, the vendor must verify the shipment information and notify PETsMART Logistics of any changes
 .    Only the PO#s specified on the Shipment Notification will be loaded on that shipment; adding additional POs or freight to the shipment is not allowed
 .    PETsMART Logistics must be contacted regarding any carrier issues, such as late pickups, or driver conduct
 .    All vendor product must be loaded on a PETsMART trailer within 2 hours of the appointed pick up time. Vendors are responsible for carrier detention charges after the first 2 hours.
 .    The Supply Chain Coordinator or shipment notification will provide a load number for every scheduled pick up. In accordance with PETsMART procedures, the load number must be referenced on the Bill of Lading.
 .    The vendor must insure the product is properly loaded on the trailer to insure there is no damage due to load shift.

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 .    The Bill of lading should contain the following bill to address:
            Cardinal Logistics Freight Payment
            C/O PETsMART Logistics
            PO Box 1789
            Concord, NC 28205
If you have any questions concerning the collect pick-up program, contact PETsMART Logistics at 704-789-2079.

     4.2.3  Vendor Information Collection
PETsMART Logistics will call the vendor prior to the first shipment to collect information and send routing instructions.

     4.2.4  Miscellaneous Routing Instructions
LTL: The Supply Chain Coordinator will specify the carrier and provide a load control number which must be referenced on your Bill of Lading

TL Direct to Store: Must be loaded in the exact store sequence for delivery as directed by the PETsMART Logistics Supply Chain Coordinator, or as indicated on the shipment notification.

Less Than 175 Lbs.: Roadway Package Systems (RPS)* Do not palletize. Contact RPS Customer Service at 1-800-762-3725 if you are not currently utilizing RPS collect. An RPS account representative will contact you to answer any questions. Please arrange for collect bar codes to be sent to you with the RPS account representative. Since PETsMART Logistics does not arrange these shipments, you will not be required to assign a load number to the Bill of Lading.

Air freight and air express shipments must be authorized in advance by the PETsMART Buyer Merchandiser and have a control number assigned by PETsMART Logistics.

Special Equipment needs (flat bed, air ride, reefer, high cube trailer) must be directed to PETsMART Logistics. Call to coordinate any pick ups.

5.0  Receiving and Claims
It is PETsMART's policy to only pay for product that was ordered and received.

5.1  OS&D
The check-in procedures at PETsMART facilities are as follows:

The PETsMART facility will sign for the pallets and cartons at receipt. PETsMART will use a "Shipment Verification Stamp". Each page of the Bill of Lading will be stamped and contain the following details:

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          Store#          Date       #of Pallets      #of Cartons
          Stamped "Subject to Count" (Y/N)             # of Pallets Exchanged
          Seal__ Intact__Not Intact        Receiver Sign______ Driver Sign_____


OS&D will be handled as follows:
 .    OS&D: Verified by the driver
 .    Overages: PETsMART will keep the product and will not pay for it if it was not ordered
 .    Shortages: Shortage will be deducted from vendor invoice payment when matched at SSG
 .    Damages: Prepaid, PETsMART will at their option refuse or receive the shipment, note the damage and file a claim against the vendor / Collect, PETsMART will receive the shipment and file a claim against the carrier or the vendor based on load condition
 .    Concealed OS&D: Will be noted at the time of detailed receipt and appropriate adjustments made on invoice payment

PETsMART Mixing Centers will only sign for the number of pallets that are listed on the Bill of Lading. The Mixing Center Will perform a pallet count check-in by store to verify the vendor's master trailer list. The Mixing Center will use the "Subject to Count" stamp on all copies of the Bill of lading. A detail check-in by Article will be performed at store level.

5.2       Dated Product
Date coding is required on the selling unit packaging of specific categories of product. All dated product will be checked for expiration dates upon receipt at each PETsMART facility. The following product categories shipped to a PETsMART location must have date codes on the packaging as of 12/31/99 and the appropriate shelf life remaining on the product when received;


Item                            Vendor to DC        Vendor to Store
----                            ------------        ---------------
Canned products                 21 months           15 months
Dry, biscuits, dog treats       9 months            9 months
Rawhide                         18 months           18 months
Pig ears                        18 months           18 months
Wild bird                       4 months            4 months
Dry small animal & bird         9 months            9 months
food/treats/bags/cans
Fish food                       18 months           18 months
Frozen Fish Food                3 months            3 months
Dog & Cat Medications/          21 months           18 months
Chemicals*

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The vendor must provide the PETsMART Buyer Merchandiser with a guide to their code dating procedures. Product received at PETsMART facilities that does not meet the above requirements as of 12/31/99 will be refused and returned to the vendor at their cost.

* Only those dog and cat medications and chemicals that require a date code.


5.3       Infestation
It is PETsMART's policy to operate food grade facilities. Product found to have any sign of infestation (droppings, urine stains, odors, insect webbing, etc.) will not be accepted into a PETsMART facility. These shipments will be returned to the vendor's facility at the vendor's cost. Vendors who frequently ship infested product to PETsMART will lose their listing with PETsMART.

5.4       Consumer Claims
In order to expedite the resolution of small claims against vendor product, PETsMART reserves the right to settle these claims, in your behalf, directly with the consumer up to $300.00 (USD) per claim. The settlement of these claims will be made based on PETsMART acting in the best interest of the vendor and PETsMART. Claim administration will be handled by the Director of Quality Assurance, PETsMART, SSG (extension 2934). These claims will be assessed on your next payment from PETsMART.

6.0       Legal Requirements
All vendors that service PETsMART will be required to comply with all the listed legal requirements prior to accepting and shipping any product into a PETsMART facility. Our vendor requirements are as follows:

(1) A current Certificate of Insurance, to be provided by a company that is at least A rated or better by A.M. Best Company. "PETsMART, Inc and it's subsidiaries" are to be listed as an additional insured and include, (a) Contractual liability coverage included with the General liability policy with limits of $1,000,000 per occurrence, and $2,000,000 general and product aggregate. In addition, Vendor must provide a complete copy of said policy at PETsMART's request. A sample Certificate of Insurance is enclosed for your reference.

(2) A current signed FIFRA/Hold Harmless (Indemnification) Letter Agreement, attached. This agreement (i) guaranties that your products comply with all applicable federal and state statutes, and regulatory requirements and (ii) holds PETsMART harmless for any liability resulting from defective or alleged defective items purchased from you by PETsMART.

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(3)  PETsMART requires that all of it's vendors comply with Title VII of the
     Civil Rights Act, The American's with Disabilities Act, and any and all Federal, State or Local laws pertaining to discrimination or harassment. Any vendor not complying with these laws will jeopardize their business relationship with PETsMART.

If you need assistance in determining your compliance to PETsMART legal standards, contact the PETsMART Legal Department at 623-587-2073. Failure to comply with PETsMART's legal requirements may result in termination of business relations with PETsMART.

6.1    Child Labor Laws
The use of child labor in any part of the PETsMART supply chain is not acceptable and will not be tolerated. Product found to be produced by child labor will be refused or returned at the vendor's expense. Vendors shall employ only workers who meet the applicable minimum age requirements of the country in which the worker is employed or is at least 14 years of age, whichever is greater.

Vendors must also comply with all other child labor laws of the country in which the worker is employed. Failure to comply with PETsMART's legal requirements may result in termination of business relations with PETsMART.

7.0    Appendix

7.1    Shipping Forms
       DC Placards                      Store Direct Placards
       Mixing Center Placards           Shipper Placard
       Routing Letter                   Shipment Notification

 The attached placards should be enlarged by the vendor to a full 8 1/2 X 11" size page. If you cannot enlarge these, contact the PETsMART Vendor Compliance Department for an actual placard.

7.2    Pallet Configuration Examples
7.3    PETsMART Logistics Directory
7.4    PETsMART LTL Transit Matrix
7.5    Glossary of Terms
7.6    Chargeback Schedule
7.7    Acknowledgement Form

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHIP TO:                                SHIP FROM:

PETsMART                                VENDOR ABC
                                        ----------------------------------------
GAHANNA DIST CTR 010                    12345 W. MAIN ST.
                                        ----------------------------------------
1015 TAYLOR RD.                         PUYALLUP, WA 98374
                                        ----------------------------------------
GAHANNA, OHIO 43230                     ________________________________________

PO#                            99912345
    ----------------------------------------------------------------------------

     2  OF  5  PALLETS
    ---    ---

       VENDOR #:   12345
                 ---------

--------------------------------------------------------------------------------

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

[PETSMART LOGO]

                                                  POLICIES AND PROCEDURES MANUAL

________________________________________________________________________________

------------------------------------------------------
SHIP TO:                      SHIP FROM:

PETsMART                      ________________________

GAHANNA DIST CTR 010          ________________________

1015 TAYLOR RD.               ________________________

GAHANNA, OHIO 43230           ________________________


PO#  _________________________________________________

     _________________  OF  ________________ PALLETS

          VENDOR#:
                    __________________________________

------------------------------------------------------

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

________________________________________________________________________________
SHIP TO:                           SHIP FROM:
PETsMART                           _____________________________________________
PHOENIX DIST CTR 012
7650 LATHAM                        _____________________________________________
PHOENIX, ARIZONA 85043
                                   _____________________________________________

                                   _____________________________________________

PO#
     ___________________________________________________________________________

                     OF                           PALLETS
     _______________    _________________________

                   VENDOR #:
                              __________________________________________________

________________________________________________________________________________

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

[PETsMART LOGO]
                                                  POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

                           ATTENTION: STORE DIRECTOR

                    THIS PALLET IS A VENDOR DIRECT SHIPMENT

                        YOU MUST RECEIVE VIA STOCKRIGHT


STORE # ________________________________________________________________________


PO# ____________________________________________________________________________



________________________________ OF __________________________________  PALLETS



________________________________________________________________________________

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                           ATTENTION: STORE DIRECTOR

                          THIS PALLET IS A CROSS DOCK
                                           ----------

                        YOU MUST RECEIVE VIA STOCKRIGHT

STORE # ________________________________________________________________________

PO # ___________________________________________________________________________


                           OF                               PALLETS
     ______________________   _____________________________



--------------------------------------------------------------------------------

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------


     ---------------------------------------------------------------------
                           ATTENTION: STORE DIRECTOR

                           THIS PALLET IS A SHIPPER
                                            -------
                         YOU MUST RECEIVE AS ONE UNIT


     VENDOR ______________________________________________________________


     STORE#_______________________________________________________________


     PO#__________________________________________________________________


     _________ OF ______________ PALLETS
     ---------------------------------------------------------------------



--------------------------------------------------------------------------------
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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
Effective: For POs ordered after 7/5/1999

                     ROUTING LETTER - PETsMART Logistics
                     ------------------------------------

For all collect shipments moving to PETsMART facilities, follow these instructions:

      ALL Inbound Collect shipments must be produced, packaged and ready for shipment by the ship day provided on a Shipment Notification via fax or phone by your Regional Supply Chain Coordinator (see Map). PETsMART Logistics personnel will advise you of the Cardinal load number, carrier, ship date, ship time, and POs that will be scheduled for pickup 48 hours in advance of the ship day. If PETsMART Logistics fails to call or otherwise notify you 24 hours in advance of your projected pickup day (See `Your Projected Ship day' bullet below to calculate projected ship day), it is your responsibility to notify PETsMART Logistics at the call center.
                 ---------------------------------------------------------------

      All Inbound Collect shipments under 175 lbs. must be routed via Roadway Package System (RPS). "Contact RPS Customer Service at 1-800-762-3725 if you are not currently utilizing RPS collect. A RPS account representative will contact you to answer any questions. Please arrange for collect bar codes to be sent to you with the RPS account representative. Since PETsMART Logistics does not arrange these shipments, you will not be
                                                                    ---
      required to assign a load number to the Bill of Lading.

      Changes in PO status must be communicated to PETsMART Logistics. Only POs indicated at time of appointment scheduling will be picked up; over shipping and under shipping is not allowed.

      Your Projected Ship day

            Please use the attached transit matrix to calculate your estimated ship day for product availability. You will be notified of the exact ship day with your shipment notification or through a scheduled appointment.

      For those shipments that do not meet the criteria listed above, please call:

                                         PETsMART Logistics - CALL CENTER.
                                                    704-789-2079

     Include the bill to address on your bill of lading along with the Cardinal load number;

                                         Cardinal Freight Payment
                                         C/o PETsMART Logistics
                                              P.O. Box 1789
                                           Concord. NC 28205

Failure to adhere to your routing instructions from PETsMART Logistics will result in the charge-back of all transportation charges. Please do not hesitate to call the PETsMART Logistics-CALL CENTER wIth any questions. Sign and return this document via fax to 704-789-2010.

Sincerely,


Name                                              Name:   ______________________
PETsMART Logistics                                Title:  ______________________
Attachments                                       Date:   ______________________
Map
Transit Matrix


                                                                              29
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

[PETsMART LOGO]                                 POLICIES AND PROCEDURES MANUAL

------------------------------------------------------------------------------------------------------------------------------------
           [LOGO]                               Shipment Notification

            CARDINAL                             Load#                   3613s
            LOGISTICS
   A Cardinal Logistics Management Company       Freight Billing       PETsMART, Inc.
                                                 Address:              P.O. Box 43007
      5333 DAVIDSON HIGHWAY                                            Phoenix, AZ 85080-3007
      CONCORD, NC USA 28027                                            Attn: Accounts Payable

      phone: 704-789-2079                        Location:         PERFECTO MFG.
       fax: 704-789-2010
                                                 Carrier:          OTR EXPRESS, INC.
        www.cardlog.com
                                                 Service:          Truckload

                                                 Commodity:        001 Mixed Commodities
------------------------------------------------------------------------------------------------------------------------------------

                              VENDOR REQUIREMENTS
                              -------------------
 (1) Product must be produced, packaged, and ready for shipment by the planned ship date indicated above.
 (2) The Bill of Lading should include the Cardinal Load Number and the following bill to address:
     PETsMART, Inc. PO Box 43007, Phoenix, AZ 85080-3007 Attn: Accounts Payable
 (3) You must contact Cardinal Logistics regarding any changes in PO status or for carrier problems such as late pickups or driver issues.

--------------------------------------------------------------------------------
 Stop   1   Origin                      Pickup              Pieces    Weight
                                                           ------------------
        PERFECO1NOBLESIN                                    29        11,317

 Nam    PERFECTO MFG.                   Pickup Date   from 05/12/99 13:30
 Addres 20975  CREEK RD.                              to   05/12/99 13:30

        NOBLESVILLE       IN            PETsMART Purchase Orders: 78001
        USA  46060

This truck must deliver 1,026 miles from your facility on 05/14/99 07:30

              It is critical that you load your shipment on time!

--------------------------------------------------------------------------------

 Sent By: David Gayle
          -------------------------------------------
 Print Date and Time: 05/10/1999 11:50:41AM
                     --------------------------------
--------------------------------------------------------------------------------
 Special Instructions:






--------------------------------------------------------------------------------
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                                                                              30

[PETsMART LOGO]

                                                  POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

     Best Pallet Practices                   Bad Pallet Practices
     ---------------------                   --------------------


     [PICTURE]                               [PICTURE]

     ----------------------                  ----------------------
        GMA 4-Way Entry                      Non-4-Way Entry Pallet
            Pallet
     ----------------------                  ----------------------

     [PICTURE]                               [PICTURE]

     ---------------------------             -------------------------
     Product "Tie" Stacked And               Product Not "Tie" Stacked
     Well Wrapped Arrives Intact             or Wrapped Causes Damage
     ---------------------------                     and Shift
                                             -------------------------

     [PICTURE]                               [PICTURE]

     ------------------------                -----------------------
     Product Stacked to Avoid                Product Overhang Causes
            Overhang                                   Damage
     ------------------------                -----------------------


     [PICTURE]                               [PICTURE]

     ---------------------                   ------------------------
     Product Stacked Flat                    Product Not Stacked Flat
     Insures Safe Handling                   Will Fall When Received
     ---------------------                   ------------------------

                                                                              31

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
7.3     PETsMART Logistics Directory

PETsMART SSG
------------
PETsMART Director of Transportation        Ray Flamm                623-587-2941
PETsMART Transportation Manager            Rodney Hoffman           623-587-2210
PETsMART Vendor Compliance Manager         Scott Rabun              623-587-2264


PETsMART Logistics
------------------
Administration Assistant                                            623-587-2910
Logistics Manager                          Roy Champagne            623-587-2189
Logistics Manager                          David Storms             623-587-2910


PETsMART SSG (Store Support Group)
19601 North 27/th/ Ave.
Phoenix, AZ. 85027                   Transportation Department Fax# 623-580-6514


Third Tier Distribution Centers                      Forward Distribution Center
DC010                        DCO12                   DCO14
1015 Taylor Rd.              7650 Latham             2880 Oak Grove Rd.
Gahanna, OH. 43213           Phoenix, AZ. 85043      Ennis TX. 75119
614-864-2100                 623-936-7623            972-875-6424

Mixing Centers
Mix 019                      Mix 022                     Mix 023
Aspen Distribution           DSC Logistics               DSC Logistics
11075 E. 40/th/ Ave.         12828 Carmenita Rd.         1565 N. Mac Arthur Dr.
Denver, Co. 80207            Santa Fe Springs, CA.       Tracy, CA. 95376
303-371-2510                 562-404-2790                209-833-5147

Mix 024                      Mix 025                     Mix 026
Holman                       Sterling Logistics          Accurate Cargo
18931 90/th/ Ave.S.          300Mitchell Ct.             2465 S. 19/th/Ave.
Kent, WA. 98032              Addison, IL 60101           Phoenix, AZ 85009
425-251-3150                 630-495-8377                602-252-0505

Mix 027                      Mix 028                     Mix 029
Madison Whse                 Seaboard                    GATX
4710 Trident Ct.             6708 Harney Rd.             5070 Phillip Lee Dr.
Baltimore, MD 21227          Tampa, FL. 33610            Atlanta, GA. 30336
410-242-6234                 813-628-4869                404-699-7299




                                                                              32
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

[PETsMART LOGO]                                  POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
Mix 030                          Mix 031                   Mix 033
ODW                              PETsMART                  John Jefferies
1654 Williams Rd.                2880 Oak Grove Rd.        50 Heller St.
Columbus, OH. 43207              Ennis, TX. 75119          Bellmawr, NJ. 08031
614-497-2678                     972-875-6424              609-931-0599


Mix 034
Handl-It
26801 Fargo Rd.
Bedford Hgts, Oh 44146
216-591-9644

                                                                              33

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------

7.4  PETsMART LTL Transit Matrix
All transit times are in business days and do not include holidays or weekends.

           PETsMART LTL Transit Matrix    All Times Are in Business Days
           D     E     S     T     I     N     A     T     I     O     N
      --------------------------------------------------------------------
           AZ    CA    CO    FL    GA    IL    MD    NJ    OH    TX    WA
   O  AL   4     5     4     3     2     3     4     4     3     3     6
   R  AR   4     4     4     3     3     3     3     3     3     3     5
   G  AZ   2     3     4     5     4     5     5     5     5     4     5
   I  CA   3     3     3     5     5     5     6     6     5     4     3
   N  CO   3     3     2     5     4     3     4     4     4     4     4
      CT   5     6     5     4     3     3     3     2     3     4     6
      DE   5     6     4     4     3     3     2     3     3     4     5
      FL   5     5     4     3     2     4     4     4     4     4     6
      GA   4     5     4     3     2     3     3     3     3     3     5
      IA   4     5     4     4     4     3     4     4     4     4     5
      ID   4     3     3     6     5     4     5     6     5     4     4
      IL   4     5     3     4     3     2     3     3     3     4     4
      IN   4     5     3     4     3     3     3     3     2     4     5
      KS   4     4     3     4     4     3     4     4     3     3     5
      KY   4     5     4     4     3     3     3     4     3     4     5
      LA   4     5     4     3     3     4     4     4     4     3     6
      MA   5     6     4     4     3     3     3     2     3     4     6
      MD   5     6     4     3     3     3     2     2     3     4     5
      ME   5     6     5     4     3     4     3     3     3     4     6
      MI   5     5     4     4     3     3     3     3     3     4     5
      MN   4     5     3     4     4     3     4     4     3     4     4
      MO   4     4     3     4     3     3     3     4     3     3     5
      MS   4     5     3     3     3     3     4     4     3     3     5
      MT   4     4     3     6     5     5     6     6     5     3     4
      NC   5     5     4     3     2     3     3     3     3     3     5
      ND   5     5     4     5     4     3     5     4     4     4     5
      NE   4     4     3     4     3     3     4     4     4     4     5
      NH   5     6     5     4     4     4     3     2     6     5     6
      NJ   5     6     4     4     3     4     2     2     3     4     6
      NM   3     4     3     5     4     5     5     5     5     4     6
      NV   3     3     3     6     5     5     6     6     5     4     4
      NY   5     6     4     4     5     3     3     2     3     4     5
      OH   4     5     4     4     3     3     3     3     2     4     5
      OK   3     4     3     4     3     3     4     4     3     3     4
      OR   4     3     4     6     5     5     6     6     5     4     2
      PA   5     6     4     4     3     3     3     2     3     4     5
      RI   5     6     4     4     3     3     3     3     3     4     6
      SC   4     6     4     3     2     4     3     4     3     4     6
      SD   5     5     4     5     4     3     5     4     4     4     5
      TN   4     5     3     3     2     3     3     3     3     3     5
      TX   3     4     3     4     3     4     4     4     4     3     5
      UT   3     3     3     5     4     4     5     5     4     4     5
      VA   5     6     4     3     3     4     3     3     3     4     6
      VT   5     6     5     4     4     4     3     3     3     5     6
      WA   4     3     4     6     5     5     6     6     5     5     2
      WI   4     5     4     4     3     2     4     4     3     4     4
      WV   4     5     4     4     3     3     3     3     3     4     5
      WY   4     4     2     5     4     4     3     5     4     4     4
      --------------------------------------------------------------------

                                                                              34

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 [PETsMART LOGO]                                  POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
 7.5  Glossary of Terms
 The following are definitions for some of the terms used in this manual:

--------------------------------------------------------------------------------
 Accessorial:        An additional charge that covers expenses for services over and above the normal rate.
--------------------------------------------------------------------------------
 Article:            The smallest unit or customer pack that can be ordered
                     independently and cannot be split into smaller units.
                     Formally referred to as SKU.
--------------------------------------------------------------------------------
 Bar Code:           The UPC label on the product that is scanned at the point
                     of receipt and at the registers.
--------------------------------------------------------------------------------
 Buyer/              The person at SSG that determines the assortment of a
 Merchandiser:       vendor's product that PETsMART will carry as well as sales projections and negotiates all vendor terms.
--------------------------------------------------------------------------------
 Collect:            Shipments that PETsMART arranges the pick-ups on and pays
                     the freight. PETsMART's preferred method of shipping.
--------------------------------------------------------------------------------
 Concealed           Damage or shortages that are found after the truck leaves
 Damage/Shortage:    the PETsMART facility. These are vendor responsibility.
--------------------------------------------------------------------------------
 Customs Invoice:    A special invoice produced by the vendor for product that
                     will be shipped to a destination outside of the U.S.
                     (Canada).
--------------------------------------------------------------------------------
 DC:                 Distribution Center. PETsMART warehouses that order bulk
                     quantities of product and distributes to stores.
--------------------------------------------------------------------------------
 Divisional          The person at SSG who oversees the inventory and product
 Inventory           purchasing of an entire product category.
 Manager:
--------------------------------------------------------------------------------
 Dunnage:            Material (air bags) used for the purpose of stabilizing a
                     shipment during loading.
--------------------------------------------------------------------------------
 EDI:                Electronic Data Interface. Used to transmit documents
                     (typically POs) between PETsMART and our vendors.
--------------------------------------------------------------------------------
 Flow-Thru           Cartons that are designed to travel through a Cross-Dock/
 Cartons:            UCC environment preordered for a specific store.
--------------------------------------------------------------------------------
 Forward             A PETsMART Distribution Center that distributes fast moving
 Distribution        items in full case pack or full pallet quantities.
 Center:
--------------------------------------------------------------------------------
 GMA Pallet:         Grocery Manufacturers Association. An industry standard for pallets
--------------------------------------------------------------------------------
 I.S.:               Information System
--------------------------------------------------------------------------------
 Inventory           A person at SSG assigned to certain vendors within a
 Manager:            product category; places orders each week with these
                     vendors based on Inventory needs.




                                                                              35

--------------------------------------------------------------------------------
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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Master Carton:     The box that a single "Article" is packed in for shipping
                    purposes. This would be the box a PETsMART associate would pick up off the pallet.
--------------------------------------------------------------------------------
 Master Trailer     Trailers with multiple destinations will have a document
 List:              generated by the vendor describing the number of pallets for each facility by stop.
--------------------------------------------------------------------------------
 Mixing Center:     A cross-dock facility where product is received from
                    multiple Vendors and grouped by store for consolidated
                    delivery.
--------------------------------------------------------------------------------
 OS&D:              Over, Short and Damaged.
--------------------------------------------------------------------------------
 PO:                Purchase Order. Authorization to place an order.
--------------------------------------------------------------------------------
 POP:               Point of Purchase. The visual materials that tells a
                    customer about our products.
--------------------------------------------------------------------------------
 PETsMART           Cardinal Logistics, PETsMART's third party logistics
                    provider that
 Logistics:         is responsible for pick up and delivery of PETsMART freight.
--------------------------------------------------------------------------------
 Prepaid:           The vendor arranges and pays for all the shipping to
                    PETsMART.
--------------------------------------------------------------------------------
 QCS:               A company that provides Extranet electronic communication
                    between vendors and their customers.
--------------------------------------------------------------------------------
 SSG:               PETsMART's corporate office (Store Support Group).
--------------------------------------------------------------------------------
 SPI Code:          Standard Product Identification Code. Used by vendors on
                    Bills of Lading to describe product.
--------------------------------------------------------------------------------
 Third Tier         PETsMART warehouses that order bulk quantities of product
 Distribution       and distributes less than case quantity to stores.
 Center:
--------------------------------------------------------------------------------
 UCC 128            A shipping label attached to a carton or pallet with a Bar
 Readable Label:    Code describing the contents and final destination of that carton or pallet.
--------------------------------------------------------------------------------


                                                                              36

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

[PETsMART LOGO]                               POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------
7.6      Chargeback Schedule


-----------------------------------------------------------------------------------------------------------
Section       Infraction                                              Penalty
-----------------------------------------------------------------------------------------------------------
     2.1      Prepaid shipments that arrive at the facility           $500.00 per PO, per Location
              more than 3 calendar days before or after               and may be refused.
              the due date without approval from the
              PETsMART Divisional Inventory Mgr.
-----------------------------------------------------------------------------------------------------------
   2.3.1      Cost changes or item record changes                     $150.00 per invoice. PTM
              reflected on the vendor invoice prior to the            pays original or lower cost.
              60-day notice may not be honored.
-----------------------------------------------------------------------------------------------------------
   2.3.2      Vendor caused invoice discrepancies                     $150.00 per invoice.
-----------------------------------------------------------------------------------------------------------
     2.4      Article substitution without Buyer Merch.               $150.00 per PO, per Location
              approval.                                               sent back at vendor expense
-----------------------------------------------------------------------------------------------------------
     2.5      Failure to provide 48 hour store delivery               10% of cost of shorted product.
              turnaround on new store PO shortages.
-----------------------------------------------------------------------------------------------------------
     3.1      The correct UPC or Bar Code is not on                   $500.00 per PO, per Location
              each selling unit.                                      Shipment will be refused and
                                                                      vendor is liable for any
                                                                      Municipal fines incurred by PTM.
-----------------------------------------------------------------------------------------------------------
     3.2      Shipment not properly packaged or                       $150.00 per PO, per Location
     3.3      packed in appropriate cartons. Standard                 and $1.00 per carton. Vendor
              case packs not adhered to.                              responsible for all damages.
-----------------------------------------------------------------------------------------------------------
     3.4      Failure to properly mark Distribution                   $150.00 Per Article and $1.00
              Center cartons or pallets.                              per carton.
-----------------------------------------------------------------------------------------------------------
     3.6      Failure to properly configure or ship                   $50.00 per each substandard
              product on proper pallets.                              pallet. Shipment may be
                                                                      refused or damaged items
                                                                      returned at vendor's expense.
-----------------------------------------------------------------------------------------------------------
     3.7      Failure to follow DOT, OSHA regulations.                $500.00 per PO, per Location
              Failure to notify PETsMART on shipments                 and any expenses or claims
              of hazardous product. Failure to provide                paid by PETsMART to handle
              Hazmat placard for trailer.                             the shipment. (*)
-----------------------------------------------------------------------------------------------------------
     3.8      Shipment containing temperature sensative               $150.00 per PO, per Location
              product not marked properly.                            $1.00 per carton and product
                                                                      liability.
-----------------------------------------------------------------------------------------------------------


                                                                              37

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

[PETsMART LOGO]                                   POLICIES AND PROCEDURES MANUAL
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Section             Infraction                                                  Penalty
---------------------------------------------------------------------------------------------------------------
     3.9            Product ships from location not authorized                  $150.00 per PO, per Location.
                    by PETsMART.                                                All excess freight charges.
---------------------------------------------------------------------------------------------------------------
   3.9.1            Same Purchase Order shipped on multiple                     $150.00 per trailer.
                    trailers for one facility.
---------------------------------------------------------------------------------------------------------------
    3.10            Failure to attach an accurate Packing List to each          $150.00 per PO, per Location.
                    facilities pallets or cartons.
---------------------------------------------------------------------------------------------------------------
    3.11            Failure to provide a proper Bill of Lading                  $150.00 per PO, per Location.
---------------------------------------------------------------------------------------------------------------
    3.12            Failure to properly seal a collect truck load               $150.00 per trailer.
---------------------------------------------------------------------------------------------------------------
    3.13            Failure to properly prepare a pre-built pallet              $50.00 per pallet
---------------------------------------------------------------------------------------------------------------
    3.15            Failure to provide the proper export                        $150.00 per PO, per Location.
                    documents at the time of pick-up.
---------------------------------------------------------------------------------------------------------------
   4.1.2            Failure to meet appointment requirements                    $150.00 per PO, per Location.
                    2 hours late / no appointment / appointment change
---------------------------------------------------------------------------------------------------------------
   4.1.3            Failure to comply with all delivery standards               $150.00 per PO, per Location.
---------------------------------------------------------------------------------------------------------------
   4.2.2            Failure to properly prepare a collect shipment for          $150.00 per pick-up.
                    pick-up.
---------------------------------------------------------------------------------------------------------------
   4.2.4            Failure to follow PETsMART Logistics                        Vendor pays full freight.
                    collect shipping instructions
---------------------------------------------------------------------------------------------------------------

(*) In addition, vendor agrees to indemnify PETsMART for any costs (including, defense), fines, and or penalties assessed by any entity against PETsMART as a result of any violations under this paragraph.

                                                                              38

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Effective 7/19/99